                                   [BT LOGO]                   Exhibit 10.11(g)

                                                     Telephone       (0171) 250
                                                     International  +44 171 250
                                                     Facsimile       (0171) 250
                                                     International  +44 171 250

The General Manager
NYNEX CableComms Limited
The Tolworth Tower
Ewell Road
Surbiton
Surrey  KT6 7ED

                                                               19 December 1996
Dear Sir,

REVISED STANDARD INTERCONNECT AGREEMENTS BETWEEN THE NYNEX COMPANIES LISTED ON THE ATTACHED NOTE ("OPERATORS") AND BRITISH TELECOMMUNICATIONS PLC (BT) ("THE AGREEMENTS")

SETTLEMENT OF CHARGES

We write to you as you as the agent of the Operators for the purposes of the Agreements.

In respect of the settlement of charges for each of the services set opposite the following periods;

SERVICE                                PERIOD (all dates inclusive)
-------                                ----------------------------
Calls                                  1 April 1995 to 30 June 1996
Links                                  1 April 1995 to 30 November 1996
BT Operator Services                   1 April 1995 to 30 September 1996

the Parties have agreed a payment to be made by BT of the sum set opposite the name of the Operator in the attached Annex. The payment is in settlement of monies payable by either BT or the Operator, for those invoices which have previously been paid, in respect of the agreed price adjustments following implementation of the Interim charges for 95/96 and the BT Pre-Interim charges for 96/97. It is noted that the Operators have yet to raise invoices for Calls for the period from 1 April 1996.

The settlement does not include DMAs and Number Portability under the trial agreements. It is noted that the calculation of interest at the Oftel Interest Rate (such calculation to be in respect of all sevices and facilities provided by one Party to the other) is yet to be agreed.

It is agreed that all payments and calculations of interest for the financial year 95/96 are based on the agreed minutes per call type in the attached summary reports and all subsequent re-calculations for 95/96 will be carried out using the agreed minutes per call type, except for the following;

REPORT                  SERVICE                   PERIOD (all dates inclusive)
------                  -------                   ----------------------------
Derby                   Calls to BT               1 April 1995 to 31 March 1996
                        PRS

Swinton                 All Calls                 1 April 1995 to 31 March 1996


                             BT UK Carrier Services
             Tenter House, 7th Floor, 45 Moorfield, LONDON EC2 9TH
                      BT is an ISO 9001 Registered Company

Price adjustments have yet to be made for Double Tandem de-averaging.

For calls to BT 0345 and 0990 BT shall reconsider the issue of the applicable retail prices (BT or the Operators) when the Final determination for 95/96 is published by the Director General. BT confirms that the NTS transit rates will be adjusted so as to accord with the payments which BT makes or receives from the Operator to whom it hands over NTS calls.

It is further agreed that the New Pre-Interim Charge detailed in the current issue of the Carrier Price List (Issue 2-Update 1) will not be applied retrospectfully for the period from 1 April 1996 to 30 September 1996 but will be used for ongoing billing from 1 October 1996 until the Carrier Price list is updated to reflect the Interim determined rates for 96/97.



Yours faithfully                       Accepted and agreed,
/s/ [illegible]                        /s/ [illegible]
-----------------                      ---------------------



For and on behalf of                   For and on behalf of
BRITISH TELECOMMUNICATIONS plc         NYNEX CableComms Limited
                                       for and on behalf of the
                                       Operators






                                     2 of 2

                                                                           ANNEX
                          LIST OF CONTRACTING PARTIES

Set out below are the names of the Nynex CableComms companies that have entered into a Revised Standard Interconnect Agreement with British Telecommunications plc being the "Operators" in the letter to which this note is attached:-


NYNEX OPERATOR                                   TOTAL REFUND TO NYNEX
--------------                                   ---------------------
Nynex CableComms Blackburn                                    77193.74
Nynex CableComms Bolton                                      118017.14
Nynex CableComms Bromley                                     209414.61
Nynex CableComms Bury & Rochdale                              60232.70
Nynex CableComms Cheshire                                     74046.37
Nynex CableComms Derby                                       104988.20
Nynex CableComms Macclesfield                                 14344.45
Nynex CableComms Greater Manchester                          200657.70
Nynex CableComms Oldham                                       81767.27
Nynex CableComms Solent                                      377244.52
Nynex CableComms Stockport                                    79400.22
Nynex CableComms Stoke                                        55567.63
Nynex CableComms Surrey                                      177668.84
Nynex CableComms Sussex                                      242125.81
Nynex CableComms Wessex                                      120782.43
Nynex CableComms Wirral                                       35488.87

TOTAL                                                     2,028,940.50
